UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 19, 2020

HALLIBURTON COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation )

3000 North Sam Houston Parkway East

Houston, Texas 77032

(Address of Principal Executive Offices)

001-03492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

(281) 871-2699

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.50 per share	HAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 19, 2020, Halliburton Company (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Mizuho Securities USA LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale of $1,000,000,000 aggregate principal amount of the Company’s 2.920% Senior Notes due 2030 (the “Notes”) to the Underwriters.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and other customary obligations of the parties and termination provisions.

The Notes will be issued under an indenture dated as of October 17, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to JPMorgan Chase Bank (the “Indenture”), as trustee. The form, terms and provisions of the Notes will be set forth in a supplemental indenture delivered pursuant to the Indenture. Closing of the issuance and sale of the Notes is expected to occur on March 3, 2020, subject to the satisfaction of customary closing conditions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Notes are being offered and sold pursuant to the Company’s automatic registration statement on Form S-3 (Registration No. 333-236378).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1

Underwriting Agreement, dated February 19, 2020, among the Company and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Mizuho Securities USA LLC, as representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: February 20, 2020	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Vice President, Public Law and Assistant Secretary

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